UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2006

GLENBOROUGH REALTY TRUST INCORPORATED
(Exact name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-14162 (Commission File Number)	94-3211970 (IRS Employer Identification No.)
400 South El Camino Real, Ste. 1100, San Mateo, California 94402
(Address of principal executive offices)
Registrant’s telephone number, including area code: (650) 343-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
On November 9, 2006, Glenborough Realty Trust Incorporated (the “Company”) issued a press release announcing that it had called for the redemption of its 7 3/4% Series A Convertible Preferred Stock in connection with the merger of the Company with and into a subsidiary of certain funds managed by Morgan Stanley Real Estate and other transactions contemplated by the Agreement and Plan of Merger, dated as of August 20, 2006 by and among the Company, Glenborough Properties, L.P., Gridiron Holdings LLC and Gridiron Acquisition LLC. A copy of the Company’s press release is attached as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)     Exhibits.

Exhibit
Number	Description

99.1	Press Release dated November 9, 2006 issued by Glenborough Realty Trust Incorporated

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLENBOROUGH REALTY TRUST INCORPORATED
Date: November 9, 2006	By:	/s/ Brian S. Peay
Brian S. Peay
Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Press Release dated November 9, 2006 issued by Glenborough Realty Trust Incorporated